                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible officers, key employees and non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 20th day of June, 2005.

                                      /s/ WILLIAM C. BALLARD, JR.
                                      --------------------------------
                                      William C. Ballard, Jr.
                                      Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible officers, key employees and non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 20th day of June, 2005.

                                           /s/ PIER C. BORRA
                                           -------------------------
                                           Pier C. Borra
                                           Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible officers, key employees and non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 20th day of June, 2005.

                                          /s/ THOMAS J. DEROSA
                                          ----------------------------
                                          Thomas J. DeRosa
                                          Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible officers, key employees and non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 20th day of June, 2005.

                                           /s/ JEFFREY H. DONAHUE
                                           ------------------------------
                                           Jeffrey H. Donahue
                                           Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible officers, key employees and non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 20th day of June, 2005.

                                           /s/ PETER J. GRUA
                                           -------------------------------
                                           Peter J. Grua
                                           Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible officers, key employees and non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity of director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 20th day of June, 2005.

                                           /s/ SHARON M. OSTER
                                           ------------------------------
                                           Sharon M. Oster
                                           Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible officers, key employees and non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 20th day of June, 2005.

                                           /s/ BRUCE G. THOMPSON
                                           -----------------------------
                                           Bruce G. Thompson
                                           Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible officers, key employees and non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 20th day of June, 2005.

                                           /s/ R. SCOTT TRUMBULL
                                           -------------------------------
                                           R. Scott Trumbull
                                           Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, the Chairman of the Board and Chief Executive Officer and Principal Executive Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible officers, key employees and non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Plan, hereby constitutes and appoints RAYMOND
W. BRAUN, with full power to act, his true and lawful attorney-in-fact and agent, for him in his name, place and stead, in the capacities of director, Chairman of the Board and Chief Executive Officer and Principal Executive Officer of the Company, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 20th day of June, 2005.

                               /s/ GEORGE L. CHAPMAN
                               -------------------------------------------------
                               George L. Chapman
                               Director, Chairman of the Board and Chief
                               Executive Officer and Principal Executive Officer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned, the President and Chief Financial Officer and Principal Financial Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible officers, key employees and non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities of President and Chief Financial Officer and Principal Financial Officer, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 20th day of June, 2005.

                                           /s/ RAYMOND W. BRAUN
                                           -------------------------------------
                                           Raymond W. Braun
                                           President and Chief Financial Officer
                                           and Principal Financial Officer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Controller and Principal Accounting Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible officers, key employees and non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of Treasurer and Principal Accounting Officer, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 20th day of June, 2005.

                                     /s/ PAUL D. NUNGESTER, JR.
                                     -------------------------------------------
                                     Paul D. Nungester, Jr.
                                     Controller and Principal Accounting Officer